UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                              Amenment Number 1 to
                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 17, 2005
               Date of earliest event reported: January 17, 2005

                            NOVA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                        333-82608                 95-4756822
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



370 AMAPOLA AVE. # 202, TORRANCE, CALIFORNIA                      90501
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (310) 642-0200


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT

NovaNet Media, Inc., the holder of 100,000 shares of the registrant's Series "A" Convertible Preferred Stock which constitutes the voting control of the registrant, has entered into a Voting Trust Agreement dated January 24, 2005. The trustee under the Voting Trust Agreement is Murray Goldenberg. The voting trust will be effective until January 24, 2007. The trustee is entitled to exercise the voting rights with respect to the Series "A" Convertible Preferred Stock.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The following individuals have been elected to the Board of Directors of the registrant:

                                  Arthur Robins
                               James F. Abel, III
                                   Greg Hoggat
                                Leslie I. Handler

The election of these individuals is effective as of January 17, 2005. There are no arrangements or understandings between the new directors and any other persons pursuant to which the new directors were selected. At this time, the directors have not yet been appointed to serve on any committees of the board of directors.

Kenneth D. Owen submitted his resignation as the President and as a director of the registrant effective January 17, 2005.

The following new officers have been appointed by the board of directors, effective January 18, 2005.

                    Leslie I. Handler           President
                    Arthur Robins,              Chief Executive Officer
                    James F. Abel, III,         Corporate Secretary

Arthur Robins has been retired since 2000. He has come out of retirement to become Chief Executive Officer of the registrant. Prior to his retirement, Mr. Robins was Chief Executive Officer of Fastrap, Inc. a manufacturer of trailer tops for the transportation industry.

James F. Abel, III is currently the President of The Himes Group, Inc., a precision custom metal stamping company, with headquarters in Queensboro, Kentucky.

Greg Hoggatt is a captain for Delta Airlines and resides in Pensacola, Florida.

Leslie I. Handler has been a director of the registrant for over six years.

ITEM 5.03     AMENDMENTS TO ARTICLE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
              YEAR

The registrant has filed an Amendment to its Certificate of Designation with the Nevada Secretary of State to establish the rights, preferences and limitations of the Series "A" Convertible Preferred Stock. The amendment entitles the registrant to redeem the Series "A" Convertible Preferred Stock at any time within 24 months following the issuance of that series of preferred stock in exchange for the issuance of 1 million shares of the registrant's common stock.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit No.        Description
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            3.0             Amendment to Certificate of Designation for
                            Series "A" Convertible Preferred Stock.

            9.0             Voting Trust Agreement dated January 24, 2005.

                  The foregoing exhibits are incorporated by reference from the registrant's previous report filed January 24, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Nova Communications Ltd.

         Dated: February 16, 2005                   By: /s/ LESLIE I. HANDLER
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                                                          President